EXHIBIT 10.17

RESPEC Company LLC

3824 Jet Drive

Rapid City, SD 57703

Consent of RESPEC Company LLC

In connection with the Timberline Resources Current Report on Forms 10-K, 10-Q and 8-K, the undersigned consents to:

i.

the filing of the technical report summary titled “S-K 1300 Technical Report Summary, Lookout Mountain Project, Eureka Property, Eureka, Nevada USA” (the “TRS”), with an effective date of December 31, 2022, as an exhibit to and referenced in the annual report on Form 10-K for Timberline Resources for the fiscal year ended September 30, 2022;

ii.	the incorporation by reference of the TRS in a current report on Form 8-K for Timberline Resources discussing the TRS:

iii.	the incorporation by reference of the TRS in the subsequent quarterly reports filed by Timberline Resources on Forms 10-Q that reference the TRS;

iv.	the use of and references to our name in connection with the TRS on Form 8-K, and Form 10-K and the Forms 10-Q; and

v.

the information derived, summarized, quoted or referenced from the TRS, or portions thereof, that was prepared by us, that we supervised the preparation of, and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 8-K, Form 10-K and Forms 10-Q.

RESPEC Company LLC is responsible for authoring or co-authoring, and this consent pertains to, the following Sections of the TRS: 1.5, 1.10, 9, 11, 21, 22, and 23.

Dated July 12, 2023

By: /s/ RESPEC Company LLC

Name: /s/ Michael Gustin

Principal Consultant II